SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
Current Report
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Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013 (December 13, 2013)

PAZOO, Inc.
(Exact name of Registrant as specified in charter)

Nevada	333-178037	27-3984713
(State or other jurisdiction	(Commission file	(I.R.S. Employer
of incorporation)	number)	Identification Number)

15A Saddle Road
Cedar Knolls, New Jersey  07927
(Address of Principal Executive Offices)

_________________________________
(Prior Address if Changed From Last Report)

(973) 455-0970
(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On or about May 31, 2013 the Company entered into a new Investment Agreement (Investment Agreement No. 3) with Integrated Capital Partners, Inc. (“ICPI”).  The Investment Agreement provides that in exchange for an investment of up to $250,000 ICPI could acquire up to 6,250,000 shares of Series A Preferred Stock at the rate of $0.04 per share.  A copy of Investment Agreement No. 3 is attached as Exhibit 99.01.

On or about December 4, 2013 the Company entered into a $500,000 Promissory Note with JMJ Financial (“JMJ”).  Under the terms of the Promissory Note the Company will receive one or more installments on a periodic basis and will have 90 days for the date of each installment in which to repay the principal amount of the loan and interest.  In the event repayment is not made within the 90 day period, JMJ shall have the right to convert any unpaid sums into common stock of the Company at the rate of the lesser of $.05 per share or 60% of the lowest trade reported in the 25 days prior to conversion.  A copy of Promissory Note is attached as Exhibit 99.01.

Item 3.02 Unregistered Sale of Equity Securities.

Series A Preferred Stock:

On May 31, 2013 the Company issued 1,360,580 shares of Series A Preferred Stock in exchange for the conversion of ICPI’s loan in the amount of $54,423.20 into equity, in accordance with Investment Agreement No. 3 of the same date (See, Item1.01 above).

On June 19, 2013 the Company issued 187,500 shares of Series A Preferred Stock in for $7,500, in accordance with Investment Agreement No. 3 (See, Item 1.01 above).

On July 9, 2013 the Company issued 375,000 shares of Series A Preferred Stock in for $15,000, in accordance with Investment Agreement No. 3 (See, Item 1.01 above).

On July 15, 2013 the Company issued 500,000 shares of Series A Preferred Stock in for $20,000, in accordance with Investment Agreement No. 3 (See, Item 1.01 above).

On August 14, 2013 the Company issued 875,000 shares of Series A Preferred Stock in for $35,000, in accordance with Investment Agreement No. 3 (See, Item 1.01 above).

On September 24, 2013 the Company issued 125,000 shares of Series A Preferred Stock in for $5,000, in accordance with Investment Agreement No. 3 (See, Item 1.01 above).

On October 18, 2013 the Company issued 187,5000 shares of Series A Preferred Stock in for $7,500, in accordance with Investment Agreement No. 3 (See, Item 1.01 above).

On October 21, 2013 the Company issued 125,000 shares of Series A Preferred Stock in for $5,000, in accordance with Investment Agreement No. 3 (See, Item 1.01 above).

On October 23, 2013 the Company issued 50,000 shares of Series A Preferred Stock in for $2,000, in accordance with Investment Agreement No. 3 (See, Item 1.01 above).

On November 15, 2013 the Company issued 150,000 shares of Series A Preferred Stock in for $6,000, in accordance with Investment Agreement No. 3 (See, Item 1.01 above).

On November 22, 2013 the Company issued 2,314,420 shares of Series A Preferred Stock in for $92,576.80, in accordance with Investment Agreement No. 3 (See, Item 1.01 above).  The November 22, 2013 investment concludes the amount available for purchase under Investment Agreement No. 3

Common Stock:

On September 6, 2013, Integrated Capital Partners, Inc. (“ICPI”) converted 50,000 shares of Series A Convertible Preferred Stock into 500,000 shares of Common Stock pursuant to, and in accordance with, an Investment Agreement, dated January 3, 2011 (the “Investment Agreement”) (See, Exhibit 99.01 of the Company’s Form S-1 filed with the Securities and Exchange Commission on November 18, 2011).

On September 24, 2013, ICPI converted 200,000 shares of Series A Convertible Preferred Stock into 2,000,000 shares of Common Stock pursuant to, and in accordance with, the Investment Agreement.

On October 18, 2013, ICPI converted 450,000 shares of Series A Convertible Preferred Stock into 4,500,000 shares of Common Stock pursuant to, and in accordance with, the Investment Agreement.

Item 7.01 Regulation FD Disclosure.

On July 17, 2013, the Company announced in a press release that online traffic surged from approximately 40,000 visits per day to over 50,000 visits per day, and that the Company is in the process of adding video and embedded advertisements to the website.  A copy of the press release is attached hereto as Exhibit 99.03.  On July 18, 2013, the Company announced in a press release that Pazoo expert Kristy Lee Wilson won the title of Ms Fitness Universe.  A copy of the press release is attached hereto as Exhibit 99.04.  On July 25, 2013, the Company announced in a press release that Pazoo experts Greg Lawler, Sheri Marino Haiken, and Beth Bradley were recently mentioned in local news.  A copy of the press release is attached hereto as Exhibit 99.05.  On August 1, 2013, the Company announced in a press release that online traffic increased to 60,000 visits per day.  A copy of the press release is attached hereto as Exhibit 99.06.  On August 13, 2013, the Company announced in a press release that RLJ Entertainment, Inc. (NASDAQ: RLJE) agreed to supply Pazoo with health and wellness video content for Pazoo’s website.  A copy of the press release is attached hereto as Exhibit 99.07.  On August 14, 2013, the Company announced in a press release that it finished filming a Pazoo commercial with Grey Sky Films.  A copy of the press release is attached hereto as Exhibit 99.08.  On August 27, 2013, the Company announced in a press release that the number of online advertisers using Pazoo.com increased to approximately 1,000 advertisers per day.  A copy of the press release is attached hereto as Exhibit 99.09.  On September 11, 2013, the Company announced in a press release (Advertising Revenue Quickly Increasing On WWW.PAZOO.COM As Earnings Per CPMs Dramatically Increase) that the advertising revenue generated from the web-site was increasing due in part to infrastructure enhancements.  A copy of the press release is attached hereto as Exhibit 99.10.  On September 18, 2013, the Company announced in a press release (Two More Advertising Agencies Join WWW.PAZOO.COM Bringing Several Thousand More Advertisers And Dramatically Increasing Earnings/CPM) that the Company had contracted with additional advertising agencies to continue to implement its business plan.  A copy of the press release is attached hereto as Exhibit 99.11.    On October 9, 2013, the Company announced in a press release (Celebrity Chef Eric LeVine Joins The Pazoo Team Bringing All Things Food To WWW.PAZOO.COM) that the Company had brought celebrity Chef Eric LeVine on as an expert to continue to improve its stable of quality experts and content.  A copy of the press release is attached hereto as Exhibit 99.12.     On October 17, 2013, the Company announced in a press release (Two More Advertising Agencies Come To WWW.PAZOO.COM And All Coding And Technology Changes Are Now Complete) that the Company corrected certain of its technology issues on the website and brought on additional advertising brokers now that the website could handle enhanced traffic.  A copy of the press release is attached hereto as Exhibit 99.13.      On October 22, 2013, the Company announced in a press release (Major Network TV Stations Interview Pazoo Expert Stephen Bienko While Other Experts Release New Books) the continued accomplishments of many of its expert panel, ensuring the quality content on www. Pazoo.com.  A copy of the press release is attached hereto as Exhibit 99.14.   On October 29, 2013, the Company announced in a press release (www.Pazoo.com Experiences Approximately a 100% Increase for Average Duration and Number of Pages Viewed per Visitor and Adds Another Advertising Provider) the most recent statistics regarding the visitors to the web-site.  A copy of the press release is attached hereto as Exhibit 99.15.  On November 5, 2013, the Company announced in a press release (Pazoo Launches Mobile Website in Preparation for Large Scale Marketing Campaign) the implementation of the Pazoo app for Apple and Android devises.  A copy of the press release is attached hereto as Exhibit 99.16. On November 13, 2013, the Company announced in a press release (Pazoo Culinary Expert Chef Eric LeVine Launches New Cookbook "Small Bites Big Flavor" -- Media Tour & Event) the promotion events of Pazoo expert and celebrity chef Eric LeVine.  A copy of the press release is attached hereto as Exhibit 99.17.  On November 21, 2013, the Company announced in a press release (Pazoo Begins Large Scale Marketing and Advertising Campaign to Increase Traffic on www.pazoo.com) that the Company was beginning its large scale marketing and advertising campaigns as part of

the implementation of its business plan.  A copy of the press release is attached hereto as Exhibit 99.18.   On November 26, 2013, the Company announced in a press release (Pazoo.com Seeking New Health-Wellness Bloggers) that the Company continued to seek quality experts to join the Pazoo stable of experts in order to provide the broad quality based content the public demands.  A copy of the press release is attached hereto as Exhibit 99.19.    On December 3, 2013, the Company announced in a press release (Pazoo.com Traffic Surges During the Last Week of November From Approximately 35,000 to Approximately 60,000 Visitors a Day) that the Company was experiencing dramatic growth in the visitors to the web site.  A copy of the press release is attached hereto as Exhibit 99.20.   On December 10, 2013, the Company announced in a press release (Daily Traffic Surges 100% More on WWW.PAZOO.COM Since Mid-November) that the Company continued to see growth in the visitors to the web site.  A copy of the press release is attached hereto as Exhibit 99.21.

The information in this Form 8-K being furnished under this Item 7.01 and Exhibit 99.03 through 99.21 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

a.	Exhibits.
99.01	Investment Agreement No. 3
99.02	$500,000 Promissory Note
99.03	Press Release dated July 17, 2013.
99.04	Press Release dated July 18, 2013.
99.05	Press Release dated July 25, 2013.
99.06	Press Release dated August 1, 2013.
99.07	Press Release dated August 13, 2013.
99.08	Press Release dated August 14, 2013.
99.09	Press Release dated August 27, 2013.
99.10	Press Release dated September 11, 2013.
99.11	Press Release dated September 18, 2013.
99.12	Press Release dated October 9, 2013.
99.13	Press Release dated October 17, 2013.
99.14	Press Release dated October 22, 2013.
99.15	Press Release dated October 29, 2013.
99.16	Press Release dated November 5, 2013.
99.17	Press Release dated November 13, 2013.
99.18	Press Release dated November 21, 2013.
99.19	Press Release dated November 26, 2013.
99.20	Press Release dated December 3, 2013.
99.21	Press Release dated December 10, 2013.

Signatures

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2013	PAZOO, INC. (Registrant)

/s/ David M. Cunic
David M. Cunic/ CEO